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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(D) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) January 28, 2000

                           LIFE FINANCIAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

   DELAWARE                              0-22193            33-0743196
(State or Other Jurisdiction      (Commission File No.)   (IRS Employer
   of Incorporation)                                      Identification No.)

10540 Magnolia Avenue, Suite B, Riverside CA              92505-1814
  (Address of Principal Executive Office)                 (Zip Code)

                                 (909) 637-4000
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.   OTHER EVENTS

     On January 28, 2000, Life Financial Corporation (the "Registrant") announced that it had completed the sale of the Registrant's remaining residual mortgage backed securities (the "Securities") retained from securitization and the related mortgage servicing rights (the "Servicing Rights") owned by the Registrant's subsidiary, LIFE Bank (the "Bank") for an amount valued at $19.3 million in cash and other consideration. On January 28, 2000, simultaneous with the Registrant's sale of the Securities to the Bank, the Securities were sold by the Bank to Bear Stearns & Co. Inc. and the Servicing Rights were sold to EMC Mortgage Corporation.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORM FINANCIAL INFORMATION AND EXHIBITS


          (a) Financial Statements of business acquired
                      Not Applicable

          (b) Proforma Financial Information
                      Not Applicable

          (c) Exhibits

              Item No.    Exhibit Index

              99.1        Press Release dated February 1, 2000


                                   SIGNATURE
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    LIFE FINANCIAL CORPORATION


                                    By:   /s/   Robert K. Riley
                                          ----  ---------------
                                          Robert K. Riley
                                          President and Chief Executive Officer
                                          February 1, 2000


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                                 EXHIBIT INDEX

      Exhibit Number               Description                    Page No.

          99.1         Press Release dated February 1, 2000          4

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